UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2023

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure
Item 9.01. Press Release dated October 24, 2023, regarding the Company’s Analyst Day Webcast and Presentation Availability and Financial Outlook.
SIGNATURES

Item 7.01. Regulation FD Disclosure.

On October 24, 2023, PDF Solutions, Inc. (the “Company”) issued a press release announcing that it will provide a live webcast of the presentation to be given by the Company’s Chief Financial Officer and Executive Vice President, Products and Solutions and Co-Founder, at the PDF Solutions 2023 Analyst Day event, and that both the live webcast and the presentation materials will be available on the Investor Relations section of the Company’s website at https://ir.pdf.com. In the press release, the Company also provided information regarding its financial outlook for fiscal 2023.

A copy of the Press Release is attached to this report as Exhibit 99.1. Information on the website is not, and will not be deemed, a part of this report or incorporated into any other filings the Company makes with the Securities and Exchange Commission. Further, the information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated October 24, 2023, regarding the Company’s Analyst Day Webcast and Presentation Availability and Financial Outlook.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza
EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: October 24, 2023